Financial Income and Expenses	6 Months Ended
Jun. 30, 2024
Financial Income and Expenses
Financial Income and Expenses

Note 6 – Financial Income and Expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
(DKK million)

Financial income:
Interest and other financial income	292	227	609	428
Gain on marketable securities	85	86	218	248
Gain on other investments	114	33	121	62
Foreign exchange rate gain	395	-	1,045	—

Total financial income	886	346	1,993	738

Financial expenses:
Interest and other financial expenses	(19)	(25)	(48)	(40)
Loss on marketable securities	(39)	(82)	(129)	(159)
Loss on other investments	(85)	(3)	(98)	(25)
Foreign exchange rate loss	(256)	(10)	(316)	(439)

Total financial expenses	(399)	(120)	(591)	(663)

Net financial items	487	226	1,402	75

Interest Income

Interest income was DKK 609 million in the first six months of 2024 compared to DKK 428 million in the first six months of 2023. The increase of DKK 181 million was driven by higher cash and cash equivalents and marketable securities, as well as higher interest rates on USD denominated marketable securities in the first six months of 2024 compared to the first six months of 2023.

Foreign Exchange Rate Gains and Losses

Foreign exchange rate gain, net was DKK 729 million, comprised of DKK 1,045 million foreign exchange rate gains, offset by DKK 316 million foreign exchange rate losses in the first six months of 2024 compared to foreign exchange rate loss of DKK 439 million in the first six months of 2023. The USD strengthened against the DKK in the first six months of 2024, positively impacting our USD denominated securities and cash holdings. The USD weakened against the DKK in the first six months of 2023, negatively impacting our USD denominated securities and cash holdings.

	June 30, 2024	December 31, 2023	June 30, 2023	December 31, 2022

USD/DKK Foreign Exchange Rates	6.9664	6.7447	6.8539	6.9722

% Increase/(decrease) from prior year-end	3.3%		(1.7)%